UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2014

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 25, 2014, the Compensation Committee (the "Committee") of the Board of Directors of Westell Technologies, Inc. (the "Company") approved a grant of restricted stock units ("RSUs") and performance stock units ("PSUs") under the 2004 Stock Incentive Plan to three individuals that were named in the Summary Compensation Table in the Company's proxy statement for the 2013 annual meeting of stockholders, and to the Company's Chief Financial Officer, as set forth in the table below. The grants are effective as of April 1, 2014.

Name	Title	RSUs (#)	PSUs at Target (#)
Richard S. Gilbert	Chairman, President and Chief Executive Officer	82,500	82,500
Thomas P. Minichiello	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	30,000	30,000
Naveed H. Bandukwala	Senior Vice President, Corporate Development	15,000	15,000
Christopher J. Shaver	Senior Vice President, Product Development	15,000	15,000

The RSU awards convert into shares of the Company's Class A Common Stock on a one-for-one basis and vest in equal annual installments over four years. A copy of the form of RSU award is incorporated by reference as Exhibit 10.1 and is incorporated herein by reference.

The PSU awards are designed to provide certain employees the opportunity to earn shares of the Company's Class A Common Stock based upon the satisfaction of pre-established Company performance goals and continued employment. The number of PSUs earned, if any, can range between 0% to 200% of the target amount reported in the table above, depending on actual Company performance for fiscal years 2015 through 2018 (the "Performance Period"). Following the close of each fiscal year in the Performance Period, the Committee will determine if any PSUs have been earned for that fiscal year on the "Certification Date," which is the date the Company's audited financial statements for the previous fiscal year are accepted by the Audit Committee. Any PSUs earned vest in annual increments during the Performance Period. Upon vesting, the PSUs convert into shares of Class A Common Stock of the Company on a one-for-one basis. A copy of the form of PSU award is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
10.1
Form of Restricted Stock Unit Award Agreement under the Westell Technologies, Inc. 2004 Stock Incentive Plan (incorporated by reference to Exhibit 10.10(c) to the Company's Annual Report on Form 10-K for the year ended March 31, 2012).

10.2	Form of Performance Stock Unit Award Agreement under the Westell Technologies, Inc. 2004 Stock Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: March 28, 2014	By:	/s/ Thomas P. Minichiello
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
10.1
Form of Restricted Stock Unit Award under the Westell Technologies, Inc. 2004 Stock Incentive Plan (incorporated by reference to Exhibit 10.10(c) to the Company's Annual Report on Form 10-K for the year ended March 31, 2012).

10.2	Form of Performance Stock Unit Award Agreement under the Westell Technologies, Inc. 2004 Stock Incentive Plan.